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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2007

                        NORTHEAST COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

    United States                        0-51852               06-178-6701
    -------------                        -------               -----------
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


325 Hamilton Avenue, White Plains, New York                            10601
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(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (914) 684-2500
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

     On March 1, 2007, Northeast Community Bancorp, Inc. (the "Company"), the holding company for Northeast Community Bank (the "Bank"), issued a press release announcing its unaudited financial results for the quarter and year ended December 31, 2006. For more information, reference is made to the Company's press release dated March 1, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 8.01   OTHER EVENTS
            ------------

     The Company previously announced that on December 13, 2006, the Bank entered into an agreement (the "Agreement") with MJ 1353-1355 First Avenue, LLC that provides for the sale of the Bank's branch office building located at 1353-1355 First Avenue, New York, New York. At the request of the purchaser, the Bank has extended the due diligence period under the Agreement to March 30, 2007. Upon termination of the extended due diligence period, the purchaser is required to deposit $800,000 with the escrow agent, which is in addition to the $200,000 deposit that was made at the time the Agreement was signed. The sale of the branch office building is expected to be completed in the second quarter of 2007.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      (a)   Financial Statements of Businesses Acquired:  Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Shell Company Transactions:  Not applicable

      (d)   Exhibits

            Number            Description
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            99.1              Press Release dated March 1, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTHEAST COMMUNITY BANCORP, INC.
                                   (Registrant)



Date: March 2, 2007              By:  /s/ Salvatore Randazzo
                                      -----------------------------
                                      Salvatore Randazzo
                                      Executive Vice President and Chief
                                      Financial Officer